Exhibit 99.2

MAX RE CAPITAL LTD. REPORTS THIRD QUARTER NET INCOME OF $0.89 PER DILUTED SHARE:

Hamilton, Bermuda, November 3, 2003 – Max Re Capital Ltd. (NASDAQ: MXRE) today reported net income for the three months ended September 30, 2003 of $38.8 million, or net income of $0.89 per diluted share, compared to a net loss of $14.3 million, or a net loss of $0.37 per diluted share, for the three months ended September 30, 2002. Net operating income before minority interest, which represents net income before minority interest reduced by net realized gains on sale of fixed maturities, for the three months ended September 30, 2003 was $29.3 million, or net operating income of $0.64 per diluted share, compared with a net operating loss before minority interest of $17.7 million, or a net operating loss of $0.39 per diluted share, for the three months ended September 30, 2002.

For the nine months ended September 30, 2003, the Company had net income of $84.2 million, or net income of $2.08 per diluted share, compared to a net loss of $16.7 million, or a net loss of $0.43 per diluted share, for the nine months ended September 30, 2002. For the nine months ended September 30, 2003, the Company had net operating income before minority interest of $79.9 million, or net operating income of $1.76 per diluted share, compared to a net operating loss before minority interest of $23.2 million, or a net operating loss $0.50 per diluted share, for the nine months ended September 30, 2002.

Robert J. Cooney, Chairman, President and Chief Executive Officer, commented, “Our third quarter profitable underwriting result is reflective of the increasingly larger percentage of traditional reinsurance and direct insurance in our property and casualty portfolio. Accelerating earned premium combined with attractive underwriting margins has dramatically shifted our earnings focus towards underwriting income. Total income this quarter was again augmented appreciably by a fourth consecutive quarter of strong alternative investment results.”

Gross premiums written for the three months ended September 30, 2003 were $188.6 million, coming entirely from property and casualty underwriting, compared to $65.7 million, also all from property and casualty underwriting, for the three months ended September 30, 2002. Net premiums earned for the three months ended September 30, 2003 were $178.7 million compared to $96.9 million for the same period of 2002. Current year to date premiums written are $784.9 million compared to $531.1 million for the first nine months of 2002. Net premiums earned for the first nine months of 2003 are $465.8 million compared to $247.6 million for the same period in 2002.

Net investment income, excluding realized and unrealized gains and losses, for the three months ended September 30, 2003, increased slightly to $13.9 million, from $13.8 million for the same period in 2002. Net investment income for the nine months ended September 30, 2003 increased to $43.5 million from $39.6 million for the same period in 2002. Net gains on alternative investments for the three months ended September 30, 2003 were $28.1 million, or a 3.35% rate of return, compared to net gains on alternative investments of $1.1 million, or a 0.25% rate of return, for the same period of 2002. For the nine months ended September 30, 2003, alternative investments have returned $95.2 million, or 12.77%, compared to $6.7 million, or 1.11%, for the same period in 2002. Invested assets were $2.5 billion as of September 30, 2003, with an allocation of approximately 66% to cash and fixed maturities and 34% to alternative investments.

Total revenue for the three months ended September 30, 2003 increased 106% to $233.5 million, compared to $113.5 million of total revenue for the same period in 2002. Growth in revenue is principally attributable to an 85% increase in net premiums earned and to improved performance on the alternative investments for the three months ended September 30, 2003 compared to the same period in 2002. The increase in net premiums earned and the improved performance on the alternative investments also account for the increase in total revenues year to date through September 30, 2003 compared to the same period in 2002.

Losses, benefits and experience refunds were $139.7 million for the three months ended September 30, 2003 compared to $95.5 million for the same period in 2002. The increase in losses, benefits and experience refunds is principally attributable to the increase in premiums earned. Loss experience on contracts in force developed as expected during the quarter. Losses, benefits and experience refunds for the nine months ended September 30, 2003 were $368.5 million compared to $229.9 million for the same period in 2002.

General and administrative expenses for the three months ended September 30, 2003 were $10.9 million compared to $4.9 million for the same period in 2002. General and administrative expenses for the nine months ended September 30, 2003 were $29.9 million compared to $15.5 million for the same period in 2002. The growth in general and administrative expenses resulted principally from expenses associated with establishing the Company’s direct insurance operations and expanding the Company’s traditional reinsurance staff. General and administrative expenses for the nine months ended September 30, 2003 were 6.4 % of net premiums earned compared to 6.2 % of net premiums earned for the nine months ended September 30, 2002.

Shareholders’ equity was $789.0 million at September 30, 2003. Shareholders’ equity reflects the exchange on July 30, 2003 of non-voting common shares of Max Re Ltd. and warrants to acquire non-voting common shares of Max Re Ltd., (which were accounted for as minority interest) for common shares of the Company. Book value per share at September 30, 2003 was $17.46 per share, compared to $15.75 at December 31, 2002. Return on shareholders’ equity for the trailing 12 month period was 12.2%.

Max Re Capital Ltd., through its principal operating subsidiaries, Max Re Ltd., Max Insurance Europe Limited and Max Re Europe Limited, offers customized insurance and reinsurance solutions to property and casualty insurers, life and health insurers and large corporations.

The above remarks about future expectations, plans and prospects for the Company are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to the Company’s most recent Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contact Information:
Keith S. Hynes Executive Vice President & CFO 441-296-8800 keithh@maxre.bm	N. James Tees Senior Vice President & Treasurer 441-296-8800 jimt@maxre.bm

MAX RE CAPITAL LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2003	December 31, 2002
	(Unaudited)
ASSETS
Cash and cash equivalents	$141,703	$92,103
Fixed maturities, available for sale at fair value	1,507,280	1,279,564
Alternative investments, at fair value	848,550	653,165
Accrued interest income	14,163	12,304
Premiums receivable	343,311	190,214
Losses recoverable from reinsurers	235,678	212,241
Funds withheld	61,017	55,276
Deferred acquisition costs	109,764	79,447
Deferred charges	9,152	32,086
Prepaid reinsurance premiums	65,280	25,408
Other assets	18,556	11,633

Total assets	$3,354,454	$2,643,441

LIABILITIES
Property and casualty losses and experience refunds	$927,897	$778,069
Life and annuity benefits and experience refunds	383,386	405,008
Reinsurance balances payable	262,540	194,436
Deposit liabilities	261,154	115,513
Unearned property and casualty premiums	557,668	323,672
Accounts payable and accrued expenses	22,770	16,019
Bank loan	150,000	100,000

Total liabilities	2,565,415	1,932,717

Minority interest	—	116,565

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 45,181,611 (2002 – 37,998,779) shares issued and outstanding	45,182	37,999
Additional paid-in capital	637,597	526,582
Loans receivable from common share sales	(11,965)	(12,575)
Unearned stock grant compensation	(4,643)	(2,656)
Accumulated other comprehensive income	45,438	49,108
Retained earnings (deficit)	77,430	(4,299)

Total shareholders’ equity	789,039	594,159

Total liabilities, minority interest and shareholders’ equity	$3,354,454	$2,643,441

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2003	2002	2003	2002
REVENUES
Gross premiums written	$188,608	$65,664	$784,921	$531,096
Reinsurance premiums ceded	(31,581)	(2,636)	(102,620)	(53,414)

Net premiums written	$157,027	$63,028	$682,301	$477,682

Earned premiums	$204,460	$109,870	$523,902	$281,830
Earned premiums ceded	(25,714)	(12,996)	(58,123)	(34,184)

Net premiums earned	178,746	96,874	465,779	247,646
Net investment income	13,899	13,772	43,467	39,576
Net gains on alternative investments	28,148	1,095	95,162	6,666
Net realized gains on sale of fixed maturities	11,548	663	14,547	3,251
Other income	1,122	1,114	5,337	5,153

Total revenues	233,463	113,518	624,292	302,292

LOSSES AND EXPENSES
Losses, benefits and experience refunds	139,655	95,513	368,489	229,901
Acquisition costs	36,696	22,743	111,124	61,753
Interest expense	5,382	7,449	20,316	15,173
General and administrative expenses	10,896	4,856	29,876	15,453

Total losses and expenses	192,629	130,561	529,805	322,280

INCOME (LOSS) BEFORE MINORITY INTEREST	40,834	(17,043)	94,487	(19,988)
Minority interest	(2,083)	2,705	(10,325)	3,250

NET INCOME (LOSS)	38,751	(14,338)	84,162	(16,738)
Change in net unrealized appreciation of fixed maturities	(18,999)	37,213	(3,670)	38,749

COMPREHENSIVE INCOME (LOSS)	$19,752	$22,875	$80,492	$22,011

Basic earnings (loss) per share	$0.91	$(0.37)	$2.10	$(0.43)

Diluted earnings (loss) per share	$0.89	$(0.37)	$2.08	$(0.43)

Diluted net operating earnings (loss) per share	$0.64	$(0.39)	$1.76	$(0.50)

Weighted average shares outstanding – basic	42,796,564	38,795,490	39,991,747	39,156,435

Weighted average shares outstanding – diluted	45,701,697	45,914,822	45,369,887	46,320,151

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine months ended September 30
	2003	2002
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	37,999	39,582
Issue of shares	368	262
Issue of shares on elimination of minority interest	7,120	—
Repurchase of shares	(305)	(1,449)

Balance, end of period	45,182	38,395

Additional paid-in capital
Balance, beginning of period	526,582	543,438
Issue of common shares	4,078	3,736
Issue of common shares on elimination of minority interest	110,285	—
Stock option expense	243	—
Distribution to shareholders	—	(772)
Repurchase of shares	(3,591)	(15,340)

Balance, end of period	637,597	531,062

Loans receivable from common share sales
Balance, beginning of period	(12,575)	(12,575)
Loans granted	—	—
Loans repaid	610	—

Balance, end of period	(11,965)	(12,575)

Unearned stock grant compensation
Balance, beginning of period	(2,656)	(2,894)
Stock grants awarded	(3,740)	(971)
Amortization	1,753	898

Balance, end of period	(4,643)	(2,967)

Accumulated other comprehensive income
Balance, beginning of period	49,108	13,475
Holding gains on fixed maturities arising in period	1,676	48,402
Net realized gains included in net income	(14,547)	(3,251)
Allocation to minority interest	6,504	(6,402)
Holding gains transferred on elimination of minority interest	2,697	—

Balance, end of period	45,438	52,224

Retained earnings (deficit)
Balance, beginning of period	(4,299)	3,044
Net income	84,162	(16,738)
Dividends paid	(2,433)	(1,590)

Balance, end of period	77,430	(15,284)

Total shareholders’ equity	$789,039	$590,855

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months ended September 30
	2003	2002
OPERATING ACTIVITIES
Net income (loss)	$84,162	$(16,738)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Minority interest share of income (loss)	10,325	(3,250)
Amortization of unearned stock based compensation	1,996	898
Amortization of discount on fixed maturities	4,133	643
Net gains on alternative investments	(95,162)	(6,666)
Net realized gains on sale of fixed maturities	(14,547)	(3,251)
Accrued interest income	(1,859)	(1,674)
Premiums receivable	(153,097)	(128,543)
Losses recoverable from reinsurers	(47,537)	(28,456)
Funds withheld	(5,741)	1,376
Deferred acquisition costs	(31,050)	(44,489)
Deferred charges	3,505	7,363
Prepaid reinsurance premiums	(43,916)	(19,230)
Other assets	(6,923)	(2,788)
Property and casualty losses and experience refunds	310,493	124,915
Life and annuity benefits and experience refunds	(21,622)	(16,300)
Reinsurance balances payable	68,104	32,476
Unearned property and casualty premiums	260,959	249,266
Accounts payable and accrued expenses	6,751	(1,593)

Cash from operating activities	328,974	143,959

INVESTING ACTIVITIES
Purchase of fixed maturities	(755,506)	(608,192)
Sales (purchases) of alternative investments, net	(100,461)	27,407
Sales of fixed maturities	468,072	231,817
Redemptions of fixed maturities	57,500	63,630

Cash used in investing activities	(330,395)	(285,338)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	706	3,027
Repurchases of common shares	(3,896)	(16,789)
Proceeds from bank loan	50,000	100,000
Dividends and distributions	(2,433)	(2,362)
Distributions to / conversion of minority shareholders	(285)	(3,458)
Deposit liabilities, net	6,319	41,965
Notes and loans repaid	610	—

Cash from financing activities	51,021	122,383

Net increase (decrease) in cash and cash equivalents	49,600	(18,996)
Cash and cash equivalents, beginning of period	92,103	98,322

CASH AND CASH EQUIVALENTS, END OF PERIOD	$141,703	$79,326

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $2,414 and $1,643 for the nine months ended September 30, 2003 and 2002, respectively.

A non cash item that was an amendment to a reinsurance contract resulted in the following changes in the nine months ended September 30, 2003: decreased property and casualty losses and experience refunds by $160,665, decreased unearned property and casualty premiums by $26,963, decreased deferred charges by $19,429, decreased losses recoverable from reinsurers by $24,100, decreased prepaid reinsurance premiums by $4,044, decreased deferred acquisitions costs by $733 and increased deposit liabilities by $139,322.

Shareholders’ equity reflects the exchange on July 30, 2003 of non-voting common shares of Max Re Ltd. and warrants to acquire non-voting common shares of Max Re Ltd., (which were accounted for as minority interest) for common shares of the Company. The exchange is a non cash item and has no effect on the Consolidated Statement of Cash Flows.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA—SEPTEMBER 30, 2003

Year to Date Segment Information: (in 000’s US$)	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Structured Reinsurance	Traditional Reinsurance	Alternative Risk	Traditional Insurance	Total
Gross premiums written	$235,248	$262,101	$180,945	$106,627	$784,921	$—	$—	$784,921
Reinsurance premiums ceded	(41,155)	(17,538)	(17,100)	(26,827)	(102,620)	—	—	(102,620)

Net premiums written	$194,093	$244,563	$163,845	$79,800	$682,301	$—	$—	$682,301

Earned premiums	$210,194	$143,210	$139,327	$31,171	$523,902	$—	$—	$523,902
Earned premiums ceded	(35,836)	(4,628)	(9,403)	(8,256)	(58,123)	—	—	(58,123)

Net premiums earned	174,358	138,582	129,924	22,915	465,779	—	—	465,779
Net investment income	—	—	—	—	—	—	43,467	43,467
Net gains on alternative investments	—	—	—	—	—	—	95,162	95,162
Net realized gains on sales of fixed maturities	—	—	—	—	—	—	14,547	14,547
Other income	2,110	—	—	—	2,110	—	3,227	5,337

Total revenues	176,468	138,582	129,924	22,915	467,889	—	156,403	624,292
Losses, benefits and experience refunds	144,097	90,548	92,899	17,221	344,765	23,724	—	368,489
Acquisition costs	52,933	29,759	26,123	1,608	110,423	701	—	111,124
Interest expense	—	—	—	—	—	—	20,316	20,316
General and administrative expenses	2,314	2,578	1,780	5,653	12,325	4,066	13,485	29,876

Total losses and expenses	199,344	122,885	120,802	24,482	467,513	28,491	33,801	529,805

Net income (loss) before minority interest	$(22,876)	$15,697	$9,122	$(1,567)	$376	$(28,491)	$122,602	$94,487

Loss Ratio	82.6%	65.3%	71.5%	75.2%	74.0%
Combined Ratio	114.3%	88.7%	93.0%	106.8%	100.4%

				Periodic Rate of Return
Selected Investment Return Data:	Market Value*	Investment %’s	Quarter Ended	Year-to- Date	Last 12 Months	Last 36 months**
Cash and Fixed Maturities	$1,648,983	66.0%	-0.40%	3.07%	3.94%	7.82%

Global Macro	$111,854	4.5%	3.35%	17.35%	22.23%	15.77%
Long / Short Equity	64,078	2.6%	5.03%	12.92%	13.66%	3.38%
Convertible Arbitrage	88,862	3.6%	0.12%	6.63%	15.04%	12.06%
Diversified Arbitrage	116,535	4.7%	1.11%	6.79%	11.57%	10.46%
Distressed Securities	120,728	4.8%	7.08%	29.19%	38.50%	10.31%
Opportunistic	17,830	0.7%	13.69%	7.45%	11.87%	7.61%
Emerging Markets	55,629	2.2%	4.47%	19.34%	20.50%	6.19%
Fixed Income Arbitrage	86,395	3.5%	3.79%	11.06%	18.40%	7.28%
Event-Driven Arbitrage	47,256	1.9%	3.76%	15.71%	18.35%	8.77%
Commodity Trading Advisers	55,686	2.2%	5.37%	19.92%	12.12%	5.39%

MDS	764,853	30.6%	3.37%	12.80%	17.34%	8.68%
Insurance Underwriting	83,697	3.4%	3.13%	12.62%	17.86%	8.25%

Alternative Investments	$848,550	34.0%	3.35%	12.77%	17.39%	9.01%

Total Investments	$2,497,533	100.0%	0.91%	6.39%	8.41%	8.16%

Comparative returns
Merrill Lynch Master Bond Index			-0.12%	3.83%	5.48%	9.01%
Standard & Poors 500 Stock Index			-1.49%	10.09%	19.37%	-11.35%
80% Merrill Lynch Master Index and 20% S&P Index			-0.34%	5.17%	8.40%	4.97%

*	Expressed in thousands of United States Dollars
**	Annualized